THE MED-DESIGN CORPORATION

                           REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is entered into as of the Closing Date (as defined herein) by and among The Med-Design Corporation, a Delaware corporation, and the persons whose signatures appear on the execution pages of this Agreement.

     This Agreement is made pursuant to the Debenture Purchase Agreement between the Company and each of the Purchasers listed (the "Purchase Agreements"). In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement by the Company is a condition to the closing under the Purchase Agreement.

     The parties hereby agree as follows:

1. Definitions

     Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     Closing Date: The date assigned thereto in the Purchase Agreement.

     Common Stock: The common stock, $0.01 par value per share, of the Company.

     Company: The Med-Design Corporation, a Delaware corporation.

     Conversion Shares: Shares obtained through the Subordinated Debenture.

     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     Losses: See Section 6 hereof.

     Placement Agent: Pennsylvania Merchant Group

     Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Securities Act Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     Purchase Agreement: The Debenture Purchase Agreement by and among the Company and the Purchasers thereunder pursuant to which the Debentures were issued.

     Purchasers: The purchasers listed on the signature pages to the Debenture Purchase Agreement.

     Registration Expenses: All reasonable expenses incurred by the Company in complying with Section 3 hereof, including all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and blue sky fees and expenses in all states listed in Schedule I attached hereto.

     Registrable Securities: The Conversion Shares upon original issuance thereof, and at all times subsequent thereto, until, in the case of any such security it is no longer required to bear the legend set forth on such security pursuant to the terms of the Debenture, the Purchase Agreement and applicable laws which are Restricted Securities, and any Common Stock issued or issuable in respect of the Conversion Shares, pursuant to any stock split, stock dividend, recapitalization, or similar event.

     Registration Statement: Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated reference in such registration statement.

     Restricted Securities: The Debentures and the Conversion Shares upon original issuance thereof, and at all times subsequent thereto, until, in the case of any such security, it is no longer required to bear the legend set forth on such security pursuant to the terms of the security, the Purchase Agreement and applicable law.

     Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC (excluding Rule 144A).

     SEC: The Securities and Exchange Commission.

     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

     Shelf Registration: See Section 3(a) hereof.

     Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for re-offering to the public.

2. Securities Subject to this Agreement

     The securities entitled to the benefits of this Agreement are the Registrable Securities.

3. Shelf Registration

     (a) Shelf Registration. The Company shall, not later than six months after the Closing Date, prepare and file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 (or any appropriate similar rule that may be adopted by the SEC) under the Securities Act covering the Registrable Securities (the "Shelf Registration"). The Shelf Registration shall be on a Form S-3 or another appropriate form (unless the holders of the Registrable Securities offered thereby reasonably request a specific form) permitting registration of such Registrable Securities for resale by such holders in the manner or manners reasonably designated by them (including, without limitation, one or more underwritten offerings).

     (b) Effectiveness. The Company shall use reasonable efforts to cause the Shelf Registration to become effective under the Securities Act as soon as practicable following the Closing Date. Subject to the requirements of the Securities Act including, without limitation, requirements relating to updating prospectuses through post-effective amendments or otherwise, the Company shall use reasonable efforts to keep the Shelf Registration continuously effective until June 30, 2005 (the "Expiration
Date"); provided, that in the event of a Suspension Period, as set forth in
Section 5(d) hereof, the Company shall extend the period of effectiveness of such Shelf Registration by the number of days of each such Suspension Period.

     Priority on Shelf Registration. If any of the Registrable Securities to be registered pursuant to Shelf Registration are to be sold in a firm commitment underwritten offering, and if the managing underwriters advise the Company and the holders of such Registrable Securities that in their opinion the amount of Registrable Securities proposed to be sold in such offering exceeds the amount of Registrable Securities which can be sold in such offering, there shall be included in such firm commitment underwritten offering the amount of such Registrable Securities requested to be included in such registration which in the opinion of such underwriters can be sold, and such amount shall be allocated pro rata among the holders of such Registrable Securities requested to be included in such registration on the basis of the number shares of Common Stock represented by Registrable Securities requested to be included therein by such holders.

4. Holdback Agreements.

     (a) Restrictions on Public Sale by Holders of Registrable Securities. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof agrees, if requested by the managing underwriters in an underwritten offering (to the extent timely notified in writing by the Company or the managing underwriters), not to effect any public sale or distribution of securities of the Company of any class included in such Registration Statement, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the 10-day period prior to, and the 90-day period beginning on, the effective date of any underwritten offering made pursuant to such Registration Statement.

     The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such holder shall undertake in its request to participate in any such underwritten offering not to effect any public sale or distribution of the class of Registrable Securities covered by such Registration Statement (except as part of such underwritten offering) during such period unless it has provided five (5) business days prior written notice of such sale or distribution to the managing underwriter or underwriters.

5. Expenses and Procedures.

     (a) Expenses of Registration. All Registration Expenses (exclusive of underwriting discounts and commissions) shall be borne by the Company. Each holder shall bear all underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of securities attributable to the Registrable Securities sold by such holder.

     (b) Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to Section 3, the Company will keep the holders advised as to the initiation of registration, qualification and compliance and as to the completion thereof. At its expense, the Company will furnish such number of Prospectuses and other documents incident thereto as the holders from time to time may reasonably request.

     (c) Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information after receiving such request.

     (d) Delay or Suspension. Notwithstanding anything herein to the contrary, the Company may, at any time, delay the filing of the Shelf Registration for a period of up to 60 days following the Filing Date or suspend the effectiveness of any Registration Statement for a period of up to 90 days in the aggregate in any calendar year, as appropriate (a "Suspension Period"), by giving notice to each holder of Registrable Securities to be included in the Registration Statement, if the Company shall have determined that the Company may be required to disclose any material corporate development which disclosure may have a material effect on the Company. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of a Suspension Period, such holder shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder (i) is advised in writing by the Company that the use of the applicable Prospectus may be resumed, (ii) has received copies of a supplemental or amended prospectus, if applicable, and
(iii) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such Prospectus. The Company shall prepare, file and furnish to each holder of Registrable Securities immediately upon the expiration of any Suspension Period, appropriate supplements or amendments, if applicable, to the Prospectus and appropriate documents, if applicable, incorporated by reference in the Registration Statement.

6. Indemnification

     (a) Indemnification by Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, agents and employees, each person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, agents or employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, all reasonable attorneys' fees) and expenses (collectively, "Losses), as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made in the case of any Prospectus) not Misleading, except insofar as the same are based solely upon information furnished to the Company by such holder for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus or Prospectus if (i) such holder failed to send or deliver a copy of the Prospectus or Prospectus supplement with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus or Prospectus supplement would have corrected such untrue statement or omission. If requested, the Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

     (b) Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information as the Company may reasonably request for use in connection with any Registration Statement or Prospectus. Such holder hereby agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, and its officers, directors, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents or employees of any such controlling person, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made in the case of any Prospectus) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such holder to the Company for use in such Registration Statement, Prospectus or preliminary prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any holder and any of their respective directors, officers, agents, employees or controlling persons (within the meaning of Section 15 of the securities Act or Section 20 of the Exchange Act) and shall survive the transfer of such securities by such holder. The Company shall be entitled to receive indemnities from accountants, underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished by such persons specifically for inclusion in any Registration Statement, Prospectus or preliminary prospectus, provided, that the failure of the Company to obtain any such indemnity shall not relieve the Company of any of its obligations hereunder.

     (c) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall promptly notify the party from which such indemnity is sought (the "indemnifying party") in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses incurred in connection with the defense thereof. All such fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within 20 days of written notice thereof to the indemnifying party; provided, however, that if, in accordance with this Section 6, the indemnifying party is not liable to the indemnified party, such fees and expenses shall be returned promptly to the indemnifying party. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such indemnified party unless (a) the indemnifying party has agreed to pay such fees and expenses, (b) the indemnifying party shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to the indemnified party in any such action, claim or proceeding, or (c) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the opinion of counsel for such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the release of such indemnified party from all liability in respect to such claim or litigation without the written consent (which consent will not be unreasonably withheld) of the indemnified party. No indemnified party shall consent to entry of any judgment or enter into any settlement without the written consent (which consent will not be unreasonably withheld) of the indemnifying party from which indemnity or contribution is sought.

     (d) Contribution. If the indemnification provided for in this Section 6 is unavailable to an indemnified party under Section 6(a) or 6(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any Losses, then each applicable indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with any action, suit, claim, investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7. Rule 144

     The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144 or Rule 144A. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether the Company has complied with such information and requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

8. Underwritten Registrations

     If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Company, provided that such investment bank or manager shall be reasonably satisfactory to a majority of the holders of Registrable Securities to be included in the underwritten offering.

     No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

9. Miscellaneous

     (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company obtains the written consent of holders of at least 66 2/3 % of the then outstanding Registrable Securities affected by such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter which relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of holders of Registrable Securities whose securities are not being sold pursuant to such Registration Statement may be given by holders of a majority of the Registrable Securities being sold by such holders.

     (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next day air courier, telex, or telecopy: (i) If to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 9(b), which address initially is, with respect to each purchaser, the address set forth on the signature page attached hereto; and (ii) if to the Company initially at the address set forth on the first page of the Purchase Agreement, attention:
Secretary and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 9(b), with a copy to Morgan Lewis & Bockius, Philadelphia, PA.

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; one business day after being sent by next day air courier; when answered back, if telexed; and when receipt acknowledged, if telecopied.

     (c) Transfer of Registration Rights. The rights granted to the holders pursuant to this Agreement to cause the Company to register securities may be assigned in connection with the transfer, assignment or sale of any Registrable Security to the extent such securities and rights may be transferred, assigned or sold pursuant to applicable laws and to the agreements to which the particular holder is a party; provided, however, that no transfer or assignment of such rights shall be effective or valid unless the purchaser, transferee or assignee, after giving effect to the transfer, assignment or sale of the Registrable Securities, owns or has the right to acquire at least 5,000 shares of Common Stock.

     (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to principles of conflict of laws.

     (g) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

     (h) Entire Agreement. This Agreement is intended by the parties to be a final expression of their agreement and a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties nor undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (i) Attorneys' Fees. In any action proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

     IN WITNESS WHEREOF, the parties have executed this agreement as of the date first written

                                    THE MED-DESIGN CORPORATION

                                    By:
                                        -------------------------------
                                        James M. Donegan
                                        President and Chief Executive Officer

                                   SCHEDULE 1

                                         New York
                                         Pennsylvania
                                         California
                                         New Jersey
                                         Florida

                           THE MED-DESIGN CORPORATION

                          DEBENTURE PURCHASE AGREEMENT

                                TABLE OF CONTENTS

1.   PURCHASE AND SALE OF DEBENTURES..............................    2
     1.1  Issue of Convertible Collateralized Debentures..........    2
2.   CLOSING DATE; DELIVERY.......................................    2
     2.1 Closing..................................................    2
2.2  DELIVERY.....................................................    3
3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY................    3
     3.1      Organization........................................    3
     3.2      Capitalization......................................    3
     3.3      Authority, etc......................................    3
     3.4      Securities Filings..................................    4
     3.5      Issuance of the Debentures; etc.....................    4
     3.6      No Conflict with Law or Documents...................    4
     3.7      Consents, Approvals and Private Offering............    5
     3.8      Absence of Certain Developments.....................    5
     3.9      Litigation..........................................    5
     3.10     Registration Rights.................................    5
     3.11     Disclosure..........................................    5
     3.12     Debenture Interest..................................    5
4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.............    6
     4.1      Legal Power.........................................    6
     4.2      Due Execution.......................................    6
     4.3      Investment Representations .........................    6
     4.4      Pennsylvania Requirements ..........................    7
5.   CERTAIN COVENANTS OF THE COMPANY.............................    7
     5.1      Information.........................................    7
     5.2      Maintenance of Properties and Leases; Insurance.....    8
     5.3      Rights, Licenses, Etc...............................    9
     5.4      Payment Of Taxes And Claims.........................    9
     5.5      Compliance With Laws, Etc...........................    9
     5.6      Further Assurances..................................    9
     5.7      Accounts And Records................................    9
     5.8      Cooperation In Private Sale.........................    9
     5.9      Communication With Accountants......................   10
     5.10     Inspection..........................................   10
     5.11     Limitation on Liens.................................   10
     5.12     Transactions with Affiliates........................   10
     5.13     Merger Consolidation, Sale or Transfer of Assets....   10
     5.14     Change in Business..................................   11

6.   REPRESENTATIONS OF PLACEMENT AGENT; COMPENSATION OF
     PLACEMENT AGENT..............................................   11

     6.1      Sales To Accredited Investors.......................   11
     6.2      Regulation D Compliance.............................   11
     6.3      Compliance Generally................................   11
     6.4      Placement Agent Fees................................   11
     6.5      Right of First Refusal to Manage Future Offerings...   11

7.   REPURCHASE AND CONVERSION....................................   12
     7.1      Repurchase of Debentures at Option of the Holder
              Upon Change in......................................   12
     7.2      Effect of Repurchase Notice.........................   14
     7.3      Deposit of Repurchase Price.........................   15
     7.4      Debentures Repurchased in Part......................   15
     7.5      Compliance with Securities Laws upon Repurchase
              of Debentures.......................................   15
     7.6      Holder's Conversion Privilege; Right of Company
              to Require Conversion...............................   15
     7.7      Conversion Procedure................................   16
     7.8      Fractional Shares...................................   17
     7.9      Taxes on Conversion.................................   17
     7.10     Company to Provide Stock............................   17
     7.11     Adjustment of Conversion Price......................   18
     7.12     No Adjustment.......................................   20
     7.13     Equivalent Adjustments..............................   20
     7.14     Adjustment for Tax Purposes.........................   21
     7.15     Notice of Adjustment................................   21
     7.16     Notice of Certain Transactions......................   21
     7.17     Effect of Reclassification, Consolidation,
              Merger or Sale on Conversion Privilege..............   21
8.   DEFAULT AND REMEDIES.........................................   22
     8.1      Events of Default...................................   22
     8.2      Acceleration........................................   24
     8.3      Other Remedies......................................   24
     8.5      Rights of Holders to Receive Payment................   24
     8.6      Defaulted Interest..................................   24
9.   CONDITIONS TO CLOSING........................................   25
     9.1      Conditions to Obligations of the Purchaser..........   25
     9.2      Conditions to Obligations of the Company............   25
10.  MISCELLANEOUS................................................   26
     10.1     Governing Law.......................................   26
     10.2     Successors and Assigns..............................   26
     10.3     Entire Agreement....................................   26
     10.4     Severability........................................   26
     10.5     Amendment and Waiver ...............................   26
     10.6     Notices.............................................   27
     10.7     Fees and Expenses...................................   27
     10.8     Titles and Subtitles................................   27
     10.9     Counterparts........................................   27
11.  CERTAIN DEFINITIONS..........................................   27

                           THE MED-DESIGN CORPORATION

                          DEBENTURE PURCHASE AGREEMENT

     This agreement (this "Agreement") is made as of the Closing Date (as hereinafter defined) by and among Med-Design Corporation, a Delaware corporation (the "Company"), with its principal office located at 2810 Bunsen Avenue, Ventura CA, 93003, Pennsylvania Merchant Group (the "Placement Agent") and each of the purchasers who are signatories hereto and any other purchasers who are made a party to this Agreement pursuant to Section 1.1(c) (individually, a "Purchaser" and collectively, the "Purchasers").

                                    RECITALS

     The Company has engaged the Placement Agent as exclusive agent of the Company in connection with the placement and sale (the "Offering") of $1,500,000 in aggregate principal amount of Convertible Collateralized Debentures (the "Debentures") substantially in the form of Exhibit I hereto. The Debentures will be convertible into shares of the Company's $0.01 par value common stock ("Common Stock") commencing on the Closing Date (as hereinafter defined) at an initial conversion price of $1.25 per share of Common Stock (as same may be adjusted, the "Conversion Price"). The Debentures are non-callable. However, after one year from the Closing Date, the Company can force conversion of the Debentures if the Common Stock trades above $2.00 for 25 consecutive trading days, as hereinafter more specifically provided. The Debentures will be sold by the Company to Purchasers pursuant to Rule 506 under the Securities Act of 1933, as amended (the "Act"). Offers and sales of Debentures will only be made pursuant to the Confidential Private Offering Memorandum dated June 18, 1998 (together with all amendments, supplements, exhibits and attachments thereto, the "Offering Materials").

                                    AGREEMENT

     In consideration of the mutual promises, representations, warranties and conditions set forth in this Agreement, the Company, each Purchaser (severally and not jointly) and the Placement Agent, intending to be legally bound, agree as follows:

 1. PURCHASE AND SALE OF DEBENTURES.

     1.1 Issue of Convertible Collateralized Debentures.

          (a) The Company has authorized the execution, delivery and performance of this Agreement, with such changes thereto as may be approved by an officer of the Company (the execution thereof by any officer being conclusive evidence of such approval), and in connection therewith has authorized the issuance and sale of up to $1,500,000 aggregate principal amount of Debentures and up to 1,200,000 shares of Common Stock plus such additional number of such shares as may be required by adjustments to the Conversion Price (the "Conversion Shares") pursuant to the conversion of the Debentures, in accordance with this Agreement.

          (b) In reliance upon the Purchaser's representations and warranties contained in Section 4 hereof and upon the Placement Agent's representations and warranties contained in Section 6 hereof, and subject to the terms and conditions set forth herein, the Company hereby agrees to sell to each Purchaser the aggregate amount of Debentures set forth below such Purchaser's signature on the subscription page bearing such Purchaser's name.

          (c) In reliance upon the representations and warranties of the Company contained herein, and subject to the terms and conditions set forth herein, each Purchaser hereby agrees to purchase the amount of Debentures set forth below such Purchaser's signature on the subscription page bearing such Purchaser's name. Each Purchaser shall severally, and not jointly, be liable for only the amount of Debentures that appears on the subscription page hereof relating to such Purchaser.

          (d) The Company's agreement with each of the Purchasers is a separate agreement, and the sale of the Debentures to each of the Purchasers is a separate sale.

 2. CLOSING DATE; DELIVERY.

     2.1 Closing.

          (a) The initial closing of the sale and purchase of the Debentures under this Agreement (the "Closing"), shall be held at 10:00 a.m. (Pacific Standard Time) on or before June 22, 1998 (the "Closing Date"), at the offices of Morgan Lewis & Bockius, Philadelphia, PA, or at such other time and place as the Company and the Placement Agent may agree. There is no minimum amount of Debentures required for an initial closing.

          (b) From time to time prior to and following the Closing Date, the Company may, but shall not be obligated to, offer and sell the balance of the Debentures authorized but not sold as of the Closing Date herein to other purchasers (the "other Purchasers") at one or more subsequent closings to be held no later than June 22, 1998 unless otherwise extended by the Company and the Placement Agent. By executing this Agreement, the Purchasers hereunder agree to the inclusion of such other Purchasers as parties to this Agreement, the Registration Rights Agreement referenced in
     Section 9.1(d) herein (the "Registration Rights Agreement") and the Security Agreement referenced in Section 9.1(d) (the "Security Agreement"), and it shall be a condition to each subsequent closing that the other Purchasers, if any, shall become parties to this Agreement and the Registration Rights Agreement and the Security Agreement, subject to the terms hereof and thereof. If such a subsequent closing is held, the terms "Closing" and "Closing Date", as used herein, shall be deemed to apply to the initial closing and each such subsequent closing.


     2.2 Delivery. At the Closing, subject to the terms and conditions hereof, the Company shall deliver to each Purchaser the amount of Debentures subscribed for by such Purchaser, dated as of the Closing Date, against payment of the purchase price therefor by wire transfer, unless other means of payment shall have been agreed upon by such Purchaser, on the one hand, and the Company and the Placement Agent, on the other hand.

 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Subject to and except as disclosed by the Company in the Offering Materials, the Company hereby represents to each Purchaser as of the date hereof as follows, and all such representations and warranties shall be true and correct as of the Closing Date as if then made and shall survive the Closing:

     3.1 Organization. Each of the Company and its Subsidiaries (as defined in Section 11) is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of the Company and its Subsidiaries has all requisite power and authority to own or lease its properties and to conduct its business as now conducted. Each of the Company and its Subsidiaries holds all licenses and permits required for the conduct of its business as now conducted, the absence of which, if not obtained, would have a Material Adverse Effect (as defined in Section 11). Each of the Company and its Subsidiaries is qualified as a domestic corporation and is in good standing in all states where the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect. The Company has previously delivered a true and complete copy of its Certificate of Incorporation ("Certificate") and Bylaws to the Placement Agent.

     3.2 Capitalization. The authorized, issued and outstanding capital stock of the Company and its Subsidiaries on March 31, 1998 is as set forth in the Report on Form 10-QSB (March 31, 1998) which is included in the Offering Materials
(Tab A). Since March 31, 1998, there has been no material change in the capitalization of the Company or its Subsidiaries, except as has been described in the Offering Materials. All of the issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as stated in the Offering Materials and except for rights granted under the Company's stock plans, there are no existing subscriptions, options, calls, commitments, agreements, conversion or other rights of any character (contingent or otherwise) to purchase or otherwise acquire from the Company or any of its Subsidiaries at any time, or upon the happening of any stated event, any shares of the capital stock of the Company or any of its Subsidiaries.

     3.3 Authority, etc. The Company has all requisite corporate power and authority to enter into this Agreement, the Registration Rights Agreement and the Security Agreement, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the Registration Rights Agreement and the Security Agreement and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of the Company. Upon their execution and delivery by the Company, such documents will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the indemnification and contribution provisions of any thereof may be limited by principles of public policy, and subject as to enforceability to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditor's rights generally and subject to general equity principles.

     3.4 Securities Filings. The Company has timely filed with the Securities and Exchange Commission (the "SEC") the documents set forth in the Offering Materials included herein under Tab A and all other reports and all other filings required to be filed with the SEC under the rules and regulations of the SEC (collectively, the "SEC Filings").

          (a) The SEC Filings, when filed, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the SEC thereunder as of their respective filing dates and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The documents or portions thereof that were incorporated by reference in the SEC Filings pursuant to the requirements of the Exchange Act, when such incorporated documents or portions were first filed with the SEC, conformed in all material respects with all applicable requirements of the Exchange Act and the rules and regulations of the SEC thereunder.

          (b) The consolidated financial statements of the Company included in the SEC Filings fairly presented in all material respects the financial position and results of operations of the Company and its Subsidiaries at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as otherwise stated therein.

          (c) Nowithstanding any provision therein to the contrary, it is understood by the Company and the Purchasers that the Company is not representing or warranting any statement in the SEC Filings relating to future, anticipated or possible circumstances, occurrences or developments.

     3.5 Issuance of the Debentures; etc. The Debentures, when issued against payment therefor pursuant to the terms thereof and hereof, will be duly and validly authorized and issued, will constitute valid obligations of the Company enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and subject to equitable principles and will be entitled to the benefits of this Agreement. The lien granted by the Company under the Security Agreement will constitute a first lien on all of the collateral described in the Security Agreement in favor of the Purchasers and their assignees as holders of the Debentures.

     3.6 No Conflict with Law or Documents. The execution, delivery and consummation of this Agreement, the Registration Rights Agreement and the Security Agreement and the transactions contemplated hereby and thereby will not
(a) conflict with any provisions of the Certificate or Bylaws of the Company or any of its Subsidiaries (b) result in any violation of or default or loss of a benefit under, or permit the acceleration of any obligation under (in each case, upon the giving of notice, the passage of time, or both) any mortgage, indenture, lease, agreement or other instrument, permit, franchise, license, judgement, order, decree, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries.

     3.7 Consents, Approvals and Private Offering. Except for any filings required under federal and applicable state securities laws, and with respect to the perfection of the lien of the Security Agreement, all of which shall have been made as of the Closing Date to the extent required as of such time, no consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state, local or foreign governmental authority is required to be made or obtained by the Company in connection with the execution and delivery of this Agreement, the Registration Rights Agreement or the Security Agreement and the consummation of the transactions contemplated hereby and thereby.

     3.8 Absence of Certain Developments. Except as described in the Offering Materials, since March 31, 1998, neither the Company nor any of its Subsidiaries has (a) incurred or become subject to any material liabilities (absolute or contingent) except current liabilities incurred, and liabilities under contracts entered into, in the ordinary course of business, consistent with past practices; (b) mortgaged, pledged or subjected to any lien, charge or other encumbrance any of its assets, tangible or intangible; (c) sold, assigned or transferred any of its assets or canceled any debts or obligations except in the ordinary course of business, consistent with past practices; (d) suffered any extraordinary losses, or waived any rights of substantial value; (e) entered into any material transaction other than in the ordinary course of business, consistent with past practices; or (f) otherwise had any change in its condition, financial or otherwise, except as shown on or reflected in the consolidated balance sheet as of March 31, 1998 that is included in the Company's Report on Form 10-QSB for the quarter ended March 31, 1998, except for changes in the ordinary course of business, consistent with past practices, none of which individually or in the aggregate has been materially adverse, and except further that the Company continues to incur additional substantial losses of the nature set forth in and/or otherwise contemplated by the Offering Materials. Except as described in the SEC Filings and the Offering Materials, neither the Company nor any of its Subsidiaries has entered into any agreement since March 31, 1998 of the type that would be required under the SEC's rules and regulations to be filed as an exhibit to a Report on Form 10-KSB.

     3.9 Litigation. Except as described in the Offering Materials, to the Company's knowledge, there are no actions, suits, proceedings or investigations pending against or affecting the Company or any of its Subsidiaries that could reasonably be anticipated to result in any Material Adverse Effect.

     3.10 Registration Rights. Except for shares issued or issuable in connection with the Company's existing stock option plans and those disclosed in the Offering Materials the Company has not granted any rights to have any of the securities of the Company or any of its Subsidiaries registered under the Act.

     3.11 Disclosure. The Offering Materials taken as a whole do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.12 Debenture Interest. In order to secure the Company's obligations in connection with the Debentures and to perfect the Purchasers' Debenture interests in all of the Company's and its Subsidiaries pending and issued patents, the Company has made all the necessary filings and has not, nor has any of its Subsidiaries granted a Debenture interest in such patents to any other party.

 4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each Purchaser hereby represents to, and covenants with the Company as follows:

     4.1 Legal Power. Purchaser has the requisite corporate, partnership, trust or fiduciary power, as appropriate, and is authorized, if Purchaser is a corporation, partnership or trust, to enter into this Agreement, the Registration Rights Agreement and the Security Agreement, to purchase the Debentures hereunder, and to carry out and perform its obligations under the terms of this Agreement, the Registration Rights Agreement and the Security Agreement.

     4.2 Due Execution. Each of this Agreement, the Registration Rights Agreement and the Security Agreement has been duly authorized, if Purchaser is a corporation, partnership, trust or fiduciary, and has been executed and delivered by the Purchaser, and, upon due execution and delivery by the Company, this Agreement, the Registration Rights Agreement and the Security Agreement will be valid and binding agreements of the Purchaser and subject as to enforceability to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditor's rights from time to time in effect and subject to general equity principles.

     4.3 Investment Representations.

          (a) Purchaser is acquiring the Debentures for its own account, not as nominee or agent, for investment and not with a view to or for resale in connection with, any distribution or public offering thereof within the meaning of the Act, except pursuant to an effective registration statement under the Act.

          (b) Purchaser understands that (i) the Debentures have not been and upon issuance the Conversion Shares will not have been registered under the Act by reason of a specific exemption therefrom, and may not be transferred or resold except pursuant to an effective registration statement or exemption from registration; (ii) each of the Debentures and, subject to the registration thereof pursuant to the Registration Rights Agreement, each of the conversion Shares will be endorsed with the following legends:

               (i) THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF MED-DESIGN CORPORATION ("COMPANY") THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON CONVERSION OR REPURCHASE), OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. IN CONNECTION WITH ANY TRANSFER PURSUANT TO CLAUSE (2) ABOVE, THE HOLDER HEREOF WILL DELIVER TO THE COMPANY SUCH OPINION OF COUNSEL, CERTIFICATES AND OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

               (ii) Any legend required to be placed thereon by applicable federal, state, or Canadian Provincial Securities laws; and

               (iii) the Company will instruct any transfer agent not to register the transfer of any of the Debentures or, subject to registration thereof in accordance with the Registration Rights Agreement, the Conversion Shares, unless the conditions specified in the foregoing legends are satisfied;

          (c) Purchaser has received and reviewed the Offering Materials. In addition, Purchaser has been furnished with such materials, and has been given access to such information relating to the Company as it or its qualified representative has requested, and has been afforded the opportunity to ask questions regarding the Company and the Debentures, in order to make an informed investment decision.

          (d) Purchaser is an "accredited investor" as such term is defined in Rule 501 of the Act and was not formed for the specific purpose of acquiring the Debentures.

          (e) Purchaser is not a resident of Canada or any territory thereof, or of any jurisdiction outside the United States and its territories.

     4.4 Pennsylvania Requirements.

     Each Purchaser who is a Pennsylvania resident, or which has its principal place of business in Pennsylvania and is not an "institutional investor" within the meaning of the Pennsylvania Securities Act of 1972 as amended and the regulations thereunder, hereby agrees not to sell any of the Debentures for a period of 12 months from the date hereof, except in accordance with the requirements of section 203(d) of such act and regulation 204.011 thereunder.

 5. CERTAIN COVENANTS OF THE COMPANY.

     The Company, on behalf of itself and its Subsidiaries (as hereinafter defined), if any from time to time, shall comply with the following affirmative and negative covenants:

     5.1 Information.

          (a) So long as the Company is subject to the periodic reporting requirements of the Exchange Act, the Company shall deliver to each holder of Debentures (a "Holder") all annual, quarterly or other reports furnished to the Company's public securityholders; provided that if the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish to each Holder of Debentures (i) as soon as available, and in any event within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its consolidated Subsidiaries, if any, as of the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all prepared in accordance with generally accepted accounting principles and reported on by independent certified public accountants of recognized national standing; and (ii) as soon as available, and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, a consolidated balance sheet of the Company and its consolidated Subsidiaries, if any, as of the end of such quarter and the related consolidated statements of income and stockholder's equity (together with any other quarterly financial statements being prepared by the Company at such time), setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Company's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation and consistency by the chief financial officer or the chief accounting officer of the Company.

          (b) Together with each delivery of reports and other financial information required by paragraph (a) above, the Company shall deliver to each Holder of Debentures an officers' certificate of the chief financial officer of the Company (an "Officers' Certificate") stating that the signer has reviewed the terms of this Agreement and the Debentures and has made, or caused to be made under his supervision, a review in reasonable detail of the transactions and condition of the Company and its Subsidiaries during the fiscal period covered by such financial statements and that such review has not disclosed the existence during or at the end of such fiscal period, and that the signer does not have knowledge of the existence, as at the date of the Officers' Certificate, of any condition or event which constitutes a default or Event of Default under the Debentures or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action, if any, the Company has taken or is taking or proposes to take with respect thereto.

          (c) Promptly upon any executive officer of the Company or any of its Subsidiaries obtaining knowledge (i) of any condition or event which constitutes a default or Event of Default under the Debentures, (ii) that the Holder of any Debenture has given any notice or taken any other action with respect to a claimed default or Event of Default under the Debentures,
     (iii) that any person or entity has given any notice to the Company or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition under any other indebtedness, or (iv) of the institution of any litigation involving claims against the Company or any of its Subsidiaries or any adverse determination in any litigation involving a potential liability to the Company or any of its Subsidiaries, the Company shall provide to each Holder of a Debenture an Officers' Certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such Holder or person or entity and the nature of such claimed default, Event of Default, event or condition, or specifying the nature and particulars of any such litigation and what action, if any, the Company has taken, is taking or proposes to take with respect thereto.

     5.2 Maintenance of Properties and Leases; Insurance. The Company and its Subsidiaries will maintain or cause to be maintained in good repair, working order and condition all properties used in the business of the Company and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals, additions, improvements and replacements thereto. The Company and its Subsidiaries will (i) at all times comply with each provision of all leases or agreements to which any of them is a party or under which any of them occupies property and (ii) maintain and keep in effect any leases or agreement pursuant to which the Company or such Subsidiary leases, uses or occupies any of its real or personal property; provided, however, that if any such lease or agreement is cancelled or terminated by the lessor prior to the expiration of its stated term as the result of a default by the Company thereunder, which cancellation or termination, individually or in the aggregate, would have a Material Adverse Effect, the Company shall, (a) provide written notice of such cancellation or termination to the Holders of Debentures, and (b) within 60 days of such cancellation or termination of such lease or agreement, either cause such lease or agreement to be reinstated or enter into a new lease or agreement of comparable value to the Company as the lease or agreement so cancelled or terminated. Notwithstanding the foregoing, it shall not be deemed a breach of the covenant set forth in this Section 5.2 if the Company fails to make a payment of rent under a lease in connection with a bona fide dispute with the landlord in question. The Company and its Subsidiaries will maintain or cause to be maintained, with financially sound and reputable insurers or, as to workers' compensation or similar insurance, in an insurance fund or by self-insurance authorized by the laws of the jurisdiction in question, insurance with respect to their respective properties and businesses against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such type and in such amounts including appropriate deductible levels as are customarily carried under similar circumstances by such other corporations, including without limitation insurance against risks and liabilities to third parties.

     5.3 Rights, Licenses, Etc. The Company will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence, rights, licenses, franchises, trademarks and trade names material to its business, and will qualify and cause each of its Subsidiaries to qualify to do business in any jurisdiction the ownership of property or the operation of its business makes such qualification necessary except where the failure to so qualify would not have a Material Adverse Effect.

     5.4 Payment Of Taxes And Claims. The Company will, and will cause each of its Subsidiaries to, promptly pay all Taxes (as defined in Section 11) before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a lien upon any of their properties or assets; provided, however, that no such tax, charge or claim need be paid if being contested in good faith and if adequate reserves shall have been made therefor in accordance with GAAP (as defined in Section
11).

     5.5 Compliance With Laws, Etc. The Company will, and will cause each of its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations and orders of any court or other governmental authority. The Company will, and will cause each of its Subsidiaries to, timely make all filings required to be made by it with all relevant Federal state and/or local regulatory bodies, except where the failure to so file is not likely to result in a Material Adverse Effect.

     5.6 Further Assurances. From time to time the Company will, and will cause each of its Subsidiaries to, execute and deliver to the Holders of Debentures, such other instruments, certificates, agreements and documents and take such other action and do all other things as may be requested by a Holder in order to implement or effectuate the terms and provisions of this Agreement.

     5.7 Accounts And Records. The Company and all it Subsidiaries will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs.

     5.8 Cooperation In Private Sale. So long as any of the Debentures are outstanding, the Company will use reasonably efforts to cooperate with any Holder of the Debentures or the proposed transferee of one or more of the Debentures to facilitate a proposed transfer, subject to the proposed transferee executing appropriate confidentiality agreements. To this end, the Company will make available to any proposed transferee or Holder (i) all information reasonably requested by such holder, (ii) its appropriate executive officers to be interviewed, at reasonable times and intervals, by proposed transferees (acting in a coordinated fashion) about the affairs and status of the Company, and (iii) any other information reasonably required by the Holder in order to transfer any of the Debentures in compliance with
Section 4(l) of the Act or any other exemption from registration thereunder and any applicable state securities law.

     5.9 Communication With Accountants. The Company authorizes each Holder or a of a Debenture to communicate directly with its auditors and authorizes the auditor to disclose to each Holder of a Debenture any and all financial statements and other supporting financial documents and schedules, including copies of any management letter with respect to the business, financial condition and other affairs of the Company. The Company shall, on or before the Closing Date and at or before the time of its engagement of the auditor for each fiscal year, obtain and deliver to each Holder of a Debenture a letter from such auditor authorizing each Holder of a Debenture to rely on the financial statements of the company certified by such auditor for such fiscal year (the "Auditor Reliance Letter").

     5.10 Inspection. The Company will permit any representatives designated by each Holder of a Debenture to visit and inspect any of the properties of the Company or its Subsidiaries, including its books of account and other records (and to make copies thereof and to take extracts therefrom), and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with its offers and its independent certified accountants, all at such reasonable times and as often as may be reasonably be requested.

     5.11 Limitation on Liens. The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit or suffer to exist any lien upon any of the collateral covered by the Security Agreement, except for the interests created in favor of the Holders of Debentures under such Security Agreement.

     5.12 Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, purchase, acquire or lease any property to, or otherwise deal with or enter into a transaction or series of transactions, in the ordinary course of business or otherwise, any Affiliate (as defined in Section 11) of the Company or its Subsidiaries except
(i) on an arm's length basis in transactions which are on no less favorable terms to the Company or such Subsidiary than would be the case with a similar transaction with an unaffiliated person or entity; (ii) reasonable customary and regular fees to the non-management directors of the Company or any of its Subsidiaries; (iii) any transaction among the Company and its wholly-owned Subsidiaries or among such Subsidiaries in the ordinary course of their respective business; or (iv) any transaction related to compensation or benefit arrangements in the ordinary course of business or under an employee benefit plan or trust for the benefit of employees of the Company or its Subsidiaries.

     5.13 Merger Consolidation, Sale or Transfer of Assets. The Company covenants that it shall not, and will not permit any of its Subsidiaries to be a party to any merger or consolidation with or into any person or entity or sell, lease or transfer or otherwise dispose of all or substantially all of its assets, to any person or entity, or dissolve or liquidate except that (i) any wholly-owned Subsidiary of the Company may merge into the Company or another wholly-owned Subsidiary of the Company if the Company or such other wholly-owned Subsidiary, as the case may be, shall be the surviving corporation, and if, immediately after giving effect to such transaction, no condition or event shall exist which constitutes a default or an Event of Default under the Debentures, and (ii) any Subsidiary of the Company may sell, lease, transfer or otherwise dispose of any of its assets to the Company or to any other wholly-owned Subsidiary of the Company, whether by dissolution, liquidation or otherwise.

     5.14 Change in Business. Neither the Company nor any of its Subsidiaries will enter into or engage in any business other than that currently engaged in or as currently anticipated and disclosed in the Offering Materials.

 6. REPRESENTATIONS OF PLACEMENT AGENT; COMPENSATION OF PLACEMENT AGENT.

     The Company has authorized the Placement Agent to conduct the private placement of the Debentures (the "Private Placement") under Rule 506 under the Act, and the Placement Agent represents and agrees with the Company as follows:

     6.1 Sales To Accredited Investors. Placement Agent has and will only make offers and sales of the Debentures to Purchasers it reasonably believes to be "accredited investors" as that term is defined in Rule 501 (a) under the Act;

     6.2 Regulation D Compliance. Offers and sales of the Debentures have and will be made in compliance with Regulation D, to the extent applicable to the Placement Agent, and the Placement Agent has not and shall not offer to sell the Debentures by any form of general solicitation or general advertising that is prohibited by Rule 502(c) promulgated under the Act.

     6.3 Compliance Generally. The Placement Agent has and will observe all Securities laws and regulations applicable to it in any jurisdiction in which it has or may offer, sell or deliver any of the Debentures and it will not, directly or indirectly, offer, sell or deliver any of the Debentures or distribute or publish any prospectus, circular, advertisement or other offering material in relation to any of the Debentures in or from any state in the United States or country or jurisdiction except under circumstances that will result in compliance with any applicable laws and regulations.

     6.4 Placement Agent Fees. Upon the initial closing, the Company shall reimburse the Placement Agent for its reasonable, accountable, out-of-pocket expenses, and the fees of Placement Agent's counsel, which shall be limited to an aggregate of $30,000. In consideration for the services rendered by the Placement Agent hereunder, the Company agrees to pay the Placement Agent on the Closing Date and on the date of any subsequent Closing, a commission of two percent (2.0%) of the aggregate principal amount raised. If a Closing shall not have taken place and this Agreement is terminated, neither party shall be obligated to the other party, except that the Company shall reimburse the Placement Agent for its reasonable, out-of-pocket expenses.

     6.5 Right of First Refusal to Manage Future Offerings. For a period of two
(2) years commencing on the Closing Date hereunder, the Placement Agent shall have a right of first refusal to act as the managing underwriter or minimally as co-manager with at least 50% of the economics (or in the case of a three-handed managed deal, 33 1/3 of the economics), for any and all future public and private equity offerings (excluding offerings to Company employees, or to others as consideration for the purchase of assets for use in the Company's business, or in one or more business combinations) of the Company, or any successor to or any Subsidiary of the Company. The Placement Agent must exercise this right of first refusal within thirty (30) days of receipt of written notice from the Company, or its successor or Subsidiary, of its intention to offer securities for sale.

 7. REPURCHASE AND CONVERSION.

     7.1 Repurchase of Debentures at Option of the Holder Upon Change in Control

          (a)(i) If at any time that Debentures remain outstanding there shall have occurred a Change in Control (as hereinafter defined), Debentures shall be repurchased by the Company at the option of the Holder thereof, at a purchase price (the "Repurchase Price") equal to the principal amount thereof plus accrued interest up to and including the date of repurchase, which shall be a date (the "Repurchase Date") fixed by the Company that is not less than 45 days nor more than 60 days after the date of the Company Notice (as hereinafter defined), subject to satisfaction by or on behalf of the Holder of the requirements set forth in paragraph (c) of this Section
     7.1. Any failure by the Company to comply with this Section 7.1 to offer to repurchase, or to repurchase, the Debentures shall constitute an Event of Default under Section 8.1(c) unless cured as therein provided.

          (ii) (A) A Change in Control shall be deemed to have occurred at such time after the Closing Date as there shall occur:

               (1) the acquisition by any person (including any syndicate or group deemed to be a "person" under Section 13(d)(3) or 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing) of beneficial ownership, directly or indirectly, of shares of capital stock of the Company entitling such person to exercise more than 50% of the total voting power of all voting securities of the Company; or

               (2) any consolidation of the Company with, or merger of the Company into, any other person, any merger of another person into the Company, or any sale or transfer of all or substantially all of the assets of the Company to another person (other than (a) a consolidation or merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of capital stock other than shares of capital stock owned by any of the parties to the consolidation or merger and in which the consolidated net worth of the surviving corporation (as determined in accordance with GAAP) immediately after the transaction equals or exceeds the consolidated net worth of the Company immediately prior to such transaction or (b) a merger which is effected solely to change the jurisdiction of incorporation of the Company or (c) any consolidation with or merger of the Company into a wholly owned Subsidiary, or any sale or transfer by the Company of all or substantially all of its assets to one or more of its wholly owned Subsidiaries in any one transaction or a series of transactions; provided in each case that the resulting corporation or each such Subsidiary assumes or guarantees the obligations of the Company under the Debentures and the consolidated net worth of the surviving or acquiring corporation in any such consolidation, merger or sale of assets immediately after the consummation of such transaction equals or exceeds the consolidated net worth of the Company immediately prior to such transaction).

          (B) "Beneficial owner" shall be determined in accordance with Rule l3d-3 promulgated by the SEC under the Exchange Act, as in effect on the Closing Date of, except that a person shall be deemed to be the "beneficial owner" of all Debentures that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

          (C) "Voting securities" means all outstanding securities of any class or classes (however designated) of the Company entitled to vote generally in the election of the Board of Directors of the Company.

          (b) Within 30 days after the occurrence of a Change in Control, the Company shall mail a written notice (the "Company Notice") by first-class mail. The notice shall include the form of a Repurchase Notice (as defined below) to be completed by the Holder and shall state:

     (1) the date and particulars of such Change in Control;

     (2) the date by which the Repurchase Notice pursuant to this Section 7.1 must be given;

     (3) the Repurchase Date;

     (4) the Repurchase Price;

     (5) briefly, the conversion rights of the Debentures including, without limitation, the Conversion Price and any adjustments thereto;

     (6) the name and address of the Paying Agent and the Conversion Agent;

     (7) that Debentures as to which a Repurchase Notice has been given may be converted into Common Stock only to the extent that the Repurchase Notice has been withdrawn in accordance with the terms of this Indenture;

     (8) the procedures that the Holder must follow to exercise rights under this Section 7.1; and

     (9) the procedures for withdrawing a Repurchase Notice, including a form of notice of withdrawal.

          (c) A Holder may exercise its rights specified in subsection (a) of this Section 7.1 upon delivery of a written notice of the exercise of such rights (a "Repurchase Notice") to the Paying Agent at any time prior to the close of business on the Repurchase Date, stating:

     (1) the certificate number of each Debenture that the Holder will deliver to be repurchased;

     (2) the portion of the principal amount of each Debenture that the Holder will deliver to be repurchased, which portion must be $1,000 or an integral multiple thereof, and

     (3) that such Debenture shall be repurchased pursuant to the terms and conditions specified in this Agreement

     The delivery of such Debenture to the Paying Agent prior to, on or after the Repurchase Date (together with all necessary endorsements) at the office of the Paying Agent shall be a condition to the receipt by the Holder of the Repurchase Price therefor; provided, however, that such Repurchase Price shall be so paid pursuant to this Section 7.1 only if the Debenture so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Repurchase Notice. The Company shall repurchase from the Holder thereof, pursuant to this Section 7.1, a portion of a Debenture if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Agreement that apply to the repurchase of all of a Debenture also apply to the repurchase of such portion of such Debenture. Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Repurchase Notice contemplated by this
Section 7.1(c) shall have the right to withdraw such Repurchase Notice in whole or in a portion thereof that is $1,000 or an integral multiple thereof at any time prior to the close of business on the Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 7.2. The Paying Agent shall promptly notify the Company of the receipt by it of any Repurchase Notice or written withdrawal thereof

     7.2 Effect of Repurchase Notice

     Upon receipt by the Paying Agent of the Repurchase Notice, the Holder of the Debenture in respect of which such Repurchase Notice was given shall (unless such Repurchase Notice is withdrawn as specified below) thereafter be entitled to receive solely the Repurchase Price with respect to such Debenture. Such Repurchase Price shall be paid to such Holder promptly following the later of
(i) the Repurchase Date with respect to such Debenture (provided the conditions in Section 7.1(c) have been satisfied) and (ii) the time of delivery of such Debenture to the Paying Agent by the Holder thereof in the manner required by
Section 7.1(c). Debentures in respect of which a Repurchase Notice has been given by the Holder thereof may not be converted into shares of Common Stock on or after the date of the delivery of such Repurchase Notice unless such Repurchase Notice has first been validly withdrawn.

     A Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered by the Holder to the office of the Paying Agent at any time prior to the close of business on the Repurchase Date to which it relates, specifying:

     (1) the certificate number of each Debenture in respect of which such notice of withdrawal is being submitted;

     (2) the principal amount of the Debenture or portion thereof with respect to which such notice of withdrawal is being submitted; and

     (3) the principal amount, if any, of such Debenture that remains subject to the original Repurchase Notice and that has been or will be delivered for purchase by the Company.

     There shall be no purchase of any Debentures pursuant to Section 7.1 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Debentures, of the required Repurchase Notice) and is continuing an Event of Default (other than a default in the payment of the Repurchase Price with respect to such Debentures).

     7.3 Deposit of Repurchase Price.

     On or before the Repurchase Date, the Company shall deposit with the Paying Agent (or, if the Company is acting as the Paying Agent, shall segregate and hold in trust) an amount of money sufficient to pay the aggregate Repurchase Price of all the Debentures or portions thereof that are to be repurchased as of such Repurchase Date. If the Paying Agent holds, in accordance with the terms hereof, money sufficient to pay the Repurchase Price of any Debenture tendered for repurchase on the Repurchase Date, then, on and after the Repurchase Date, such Debenture will cease to be outstanding and interest on such Debenture will cease to accrue and will be deemed paid, whether or not such Debenture is delivered to the Paying Agent, and all other rights of the Holder in respect thereof shall terminate (other than the right to receive the Repurchase Price upon delivery of such Debenture).

     7.4 Debentures Repurchased in Part.

     Any Debenture that is to be repurchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute and deliver to the Holder of such Debenture, without service charge, a new Debenture or Debentures, or such other denomination or denominations as may be requested by such Holder, in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Debenture so surrendered that is not purchased.

     7.5 Compliance with Securities Laws upon Repurchase of Debentures.

     In connection with any offer to repurchase or repurchase of Debentures under Section 7.1 hereof (provided that such offer or repurchase constitutes an "issuer tender offer" for purposes of Rule 13 e-4 (which term, as used herein, includes any successor provision thereto) at the time of such offer or repurchase), the Company shall (i) comply with Rule 13e-4 and Rule l4e-1 under the Exchange Act, (ii) file the related Schedule 13E-4 (or any successor schedule, form or report) under the Exchange Act, and (iii) otherwise comply with all Federal and state Debentures laws so as to permit the rights of the Holders and obligations of the Company under Sections 7.1 through 7.4 to be exercised in the time and in the manner specified therein.

     7.6 Holder's Conversion Privilege; Right of Company to Require Conversion.

          (a) At any time prior to maturity or earlier conversion, a Holder of a Debenture may convert such Debenture into Conversion Shares at the Conversion Price then in effect. The number of Conversion Shares issuable upon conversion of a Debenture shall be determined by dividing the principal amount of the Debenture or portion thereof surrendered for conversion by the Conversion Price in effect on the conversion date. The initial Conversion Price of $1.25 is subject to adjustment as provided in
     Section 7.11. A Holder may convert a portion of a Debenture equal to $1,000 or any integral multiple thereof. Provisions of this Purchase Agreement that apply to conversion of all of a Debenture also apply to conversion of a portion of a Debenture.

          (b) A Debenture in respect of which a Holder has delivered a Repurchase Notice pursuant to Section 7.1(c) exercising the option of such Holder to require the Company to repurchase such Debenture may be converted only if such Repurchase Notice is withdrawn by a written notice of withdrawal delivered to the Paying Agent prior to the close of business on the Repurchase Date in accordance with Section 7.1(c).

          (c) At any time following the later of (1) the first anniversary of the Closing Date, or (ii) the expiration of a period of 25 consecutive trading days in each of which the closing price (as determined in accordance with Section 7.11(e) below) exceeds $2.00 (as appropriately adjusted to reflect adjustments to the Conversion Price pursuant to Section 7.11(b)), and provided (A) there is not then existing any event or condition that constitutes or, with or without notice or the passage would constitute, a default or Event of Default under the Debentures and (B) no Holder of a Debenture is then entitled to elect to require the Company to repurchase such Debenture pursuant to Section 7.1 above, the Company may elect to require the Holders of all, but not less than all outstanding Debentures, to convert all, but not less than all, outstanding Debentures upon 30 days prior written notice to the Holders. The conversion date in connection with such a required conversion shall be specified in such notice and shall be no earlier than the 30th day following delivery of such notice. The notice of the Company's election to require conversion shall not preclude the exercise by a Holder of its optional right of conversion.

          (d) A Holder of Debentures is not entitled to any rights of a holder of Common Stock until such Holder has converted his Debentures into Common Stock and, upon such conversion, only to the extent such Debentures are deemed to have been converted into Common Stock pursuant to this Section 7.

     7.7 Conversion Procedure.

          (a) (i) To convert a Debenture at the option of the Holder, a Holder must (A) complete and manually sign the conversion notice on the back of the Debenture and deliver such notice to the Conversion Agent, (B) surrender the Debenture to the Conversion Agent, (C) furnish appropriate endorsements and transfer documents if required by the Registrar or the Conversion Agent and (D) pay any transfer or similar tax, if required. With regard to a conversion at the option of the Holder, the date on which the Holder satisfies all of the foregoing requirements is the conversion date.

              (ii) To convert a Debenture at the election of the Company, the Holder shall complete the requirements of clauses (i)(B), (C) and (D) above by the conversion date specified in the Company's notice of its election to cause a conversion.

          (b) As soon as practicable after the conversion date, the Company shall deliver to the Holder through the Conversion Agent a certificate for the number of whole shares of Common Stock issuable upon the conversion and cash in lieu of any fractional shares pursuant to Section 7.8. The person in whose name the Common Stock certificate is registered shall be deemed to be a stockholder of record on the conversion date; provided, however, that no surrender of a Debenture on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided further, that such conversion shall be at the conversion rate in effect on the date that such Debenture shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of a Debenture, such person shall no longer be a Holder of such Debenture.

          (c) No payment or adjustment will be made for accrued interest on a converted Debenture or for dividends or distributions on shares of Common Stock issued upon conversion of a Debenture, but if any Holder surrenders a Debenture for conversion between the record date for the payment of an installment of interest and the next interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date shall be paid to the Holder of such Debenture on such record date. In such event, such Debenture, when surrendered for conversion, must be accompanied by delivery of a check or draft payable to the Conversion Agent in an amount equal to the interest payable on such interest payment date on the portion so converted. If such payment does not accompany such Debenture, the Debenture shall not be converted; provided, however that no such check or draft shall be required if such Debenture is surrendered for conversion on the interest payment date. If the Company defaults in the payment of interest payable on the interest payment date, the Conversion Agent shall repay such funds to the Holder.

          (d) If a Holder converts more than one Debenture at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the aggregate principal amount of Debentures converted.

          (e) Upon surrender of a Debenture that is converted in part, the Company shall execute, and deliver to the Holder a new Debenture equal in principal amount to the unconverted portion of the Debenture surrendered.

     7.8 Fractional Shares

     The Company will not issue fractional shares of Common Stock upon conversion of Debentures. In lieu thereof, the Company will pay an amount in cash based upon the current market price of the Common Stock on the trading day prior to the date of conversion, determined as provided in Section 7.11(e).

     7.9 Taxes on Conversion.

     If a Holder converts a Debenture, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon such conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulations.

     7.10 Company to Provide Stock.

          (a) The Company shall, prior to issuance of any Debentures hereunder, and from time to time as may be necessary, reserve, out of its authorized but unissued Common Stock a sufficient number of shares of Common Stock to permit the conversion of all outstanding Debentures for shares of Common Stock. The shares of Common Stock or other Debentures issued upon conversion of the Debentures shall bear any legend required by law. All shares of Common Stock delivered upon conversion of the Debentures shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and non-assessable and shall be free from preemptive rights and free of any lien or adverse claim.

          (b) The Company will endeavor promptly to comply with all Federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Debentures, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or in the over-the-counter market or such other market on which the Common Stock is then listed or quoted.

     7.11 Adjustment of Conversion Price.

     The Conversion Price shall be adjusted from time to time by the Company as follows:

          (a) In the event the Company (i) fails for any reason to cause a registration statement covering all of the Conversion Shares into which all outstanding Debentures could be converted to be filed under the Act and to become effective, and to remain effective, by and as of the 180th day following the Closing Date, or (ii) fails thereafter to maintain such registration statement in effect with respect to all such Conversion Shares, in each case without same being subject to any stop order, or (iii) otherwise fails to perform its duties with respect to the registration of the Conversion Shares pursuant to the Registration Rights Agreement such that all or any portion of the Conversion Shares may not legally be offered or sold pursuant to an effective registration statement, then for each month, or portion thereof, between the 180th day following the Closing Date and the maturity of the Debentures that any such failure occurs or continues the Conversion Price, as theretofore adjusted, shall be reduced by $.0625 (as concomitantly adjusted to reflect prior adjustment to the Conversion Price other than adjustments pursuant to this paragraph (a)), provided that the aggregate reduction of the Conversion Price pursuant to this paragraph (a) shall not exceed $375 (as concomitantly adjusted to reflect prior adjustments to the Conversion Price other than adjustments pursuant to this paragraph (a)).

          (b) In case the Company shall (i) pay a dividend in shares of Common Stock to holders of Common Stock, (ii) make a distribution in shares of Common Stock to holders of Common Stock, (iii) subdivide its outstanding Common Stock into a greater number of shares, or (iv) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any Debenture thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which he would have owned (attributable to Conversion Shares) had such Debenture been converted immediately prior to the happening of such event. An adjustment made pursuant to this paragraph (b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

          (c) In case the Company shall issue rights or warrants to all or substantially all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share less than the current market price per share of Common Stock (as determined in accordance with paragraph (e) below) at the record date for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares which the aggregate subscription or purchase price for the total number of shares of Common Stock offered by the rights or warrants so issued (or the aggregate conversion price of the convertible securities offered by such rights or warrants) would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding, on such record date plus the number of additional shares of Common Stock offered by such rights or warrants (or into which the convertible securities so offered by such rights or warrants are convertible). Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after such record date. If at the end of the period during which such rights or warrants are exercisable not all rights or warrants shall have been exercised, the adjusted Conversion Price shall be immediately readjusted to what it would have been upon application of the foregoing adjustment substituting the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock issuable upon conversion of convertible securities actually issued) for the total number of shares of Common Stock offered (or the convertible securities offered).

          (d) In case the Company shall distribute to all or substantially all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of its indebtedness, other securities or other assets (excluding cash dividends or other cash distributions to the extent paid from retained earnings of the Company with funds legally available for such dividends or distributions under the laws of the Company's state of incorporation), or shall distribute to all or substantially all holders of its Common Stock rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in paragraph (c) above), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (as defined in paragraph (e) below) of the Common Stock on the record date mentioned below less the fair market value on such record date (as determined in good faith by the Board of Directors of the Company) of the portion of the capital stock or evidences of indebtedness, other securities or assets so distributed or of such rights or warrants, in each case as applicable to one share of Common Stock, and of which the denominator shall be the current market price per share (as defined in paragraph (e) below) of the Common Stock on such record date. Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Company shall distribute rights or warrants (other than those referred to in paragraph
     (c) above) ("Rights") pro rata to holders of Common Stock, the Company may, in lieu of making any adjustment pursuant to this Section 7.11 make proper provision so that each holder of a Debenture who converts such Debenture (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Common Stock into which the principal amount of the Debenture so converted was convertible immediately prior to the

     Distribution Date would have been entitled on the Distribution Date and provisions of and applicable to the Rights.

          (e) For the purpose of any computation under paragraph (d) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for 20 consecutive trading days commencing 30 trading days before the record date with respect to any distribution, issuance or other event requiring such computation. The closing price for each day shall be the last reported sales price or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the closing sales price of the Common Stock as quoted by NASDAQ, or in case no reported sale takes place, the average of the closing bid and asked prices as quoted by NASDAQ or any comparable system, or if the Common Stock is not quoted on NASDAQ or any comparable system, the closing sales price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

          (f) In any case in which this Section 7.11 shall require that an adjustment be made immediately following a record date established for purposes of this Section 7.11, the Company may elect to defer (but only until five business days following the mailing by the Company of notice of an adjustment in accordance with Section 7.15 below) issuing to the holder of any Debenture converted after such record date the shares of Common Stock and other capital stock of the Company issuable upon such conversion over and above the shares of Common Stock and other capital stock of the Company issuable upon such conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.

     7.12 No Adjustment.

     No adjustment in the Conversion Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price as last adjusted; provide, however, that any adjustments which by reason of this Section 7.12 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations with respect to conversion under this Section 7 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment to the Conversion Price shall be made for cash dividends or distributions to the extent paid from retained earnings of the Company with funds legally available therefor under the laws of the Company's state of incorporation. No adjustment need be made for rights to purchase Common Stock or issuances of Common Stock pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value or a change to no par value of the Common Stock. To the extent that the Debentures become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

     7.13 Equivalent Adjustments.

     In the event that, as a result of an adjustment made pursuant to Section
7.11 above, the holder of any Debenture thereafter surrendered for conversion shall become entitled to receive any shares of capital stock of the Company other than shares of its Common Stock, thereafter the Conversion Price of such other shares so receivable upon Conversion of any Debentures shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the conversion of Common Stock contained in this Section 7.

     7.14 Adjustment for Tax Purposes.

     The Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by Section 7.11, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or other securities, or a distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

     7.15 Notice of Adjustment.

     Whenever the Conversion Price is adjusted, or Debentureholders become entitled to other securities or due bills the Company shall promptly mail to Debentureholders a notice of the adjustment and an Officers' Certificate briefly stating the facts requiring the adjustment and the manner of computing it.

     7.16 Notice of Certain Transactions.

     In the event that:

          (1) the Company takes any action which would require an adjustment in the Conversion Price;

          (2) the Company consolidates or merges with, or transfers all or substantially all of its assets to, another corporation and stockholders of the Company must approve the transaction; or

          (3)  there is a dissolution or liquidation of the Company;

 the Company shall mail to Debentureholders a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least 10 days before the earlier of the proposed record date or the proposed effective date. Failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this Section 7.16.

     7.17 Effect of Reclassification, Consolidation, Merger or Sale on Conversion Privilege.

     If any of the following shall occur, namely: (i) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); (ii) any consolidation or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock; or (iii) any sale or conveyance of all or substantially all of the property or business of the Company, then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to each Holder of Debentures a supplemental statement providing that the Holder of each Debenture then outstanding shall have the right to convert such Debenture into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of such Debenture immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such supplemental statement shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for elsewhere in this Section 7. The foregoing, however, shall not in any way affect the right a Holder of a Debenture may otherwise have, pursuant to clause (ii) of the last sentence of Section 7.11(d), to receive Rights upon conversion of a Debenture. If, in the case of any such consolidation, merger, sale or conveyance the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental agreement shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Debentures as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provision of this Section 7.17 shall similarly apply to successive consolidations, mergers, sales or conveyances. In the event the Company shall execute a supplemental agreement pursuant to this Section 7.17, the Company shall promptly send to each Holder of Debentures an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or other securities or property (including cash) receivable by Holders of the Debentures upon the conversion of their Debentures after any such reclassification, change, consolidation, merger, sale or conveyance, any adjustment to be made with respect thereto and that all conditions precedent have been complied with.

     8. DEFAULT AND REMEDIES

          8.1 Events of Default

               (a) An "Event of Default" occurs if

                    (1) the Company defaults in the payment of interest on any
               Debenture when the same becomes due and payable and the default continues for a period of 5 business days;

                    (2) the Company defaults in the payment of the principal of any Debenture when the same becomes due and payable at maturity, upon repurchase or otherwise;

                    (3) the Company (i) (A) fails for any reason to cause a
               registration statement covering all of the Conversion Shares into which all of the outstanding Debentures could be converted to be filed under the act and to become effective, and to remain effective, by and as of the first anniversary of the Closing Date, or (B) fails thereafter to maintain such registration statement in effect with respect to all such Conversion Shares, in each case without same being subject to any stop order, (ii) fails to comply with any other covenant, warranty or agreement contained in the Debentures or this Agreement and the default under (i) (A), (i) (B) or (ii) above continues for a period of 30 days after notice thereof;

                    (4) the Company shall fail to pay at maturity or at a date fixed for prepayment or by acceleration (provided, however, such acceleration is not withdrawn, cancelled or otherwise annulled within 10 days following the occurrence of such acceleration) principal of, premium, if any, or interest on any Indebtedness (as hereinafter defined) other than the Debentures;

                    (5) final judgments or orders are rendered against the
               Company which require the payment in money by the Company, either individually or in the aggregate of an amount (to the extent not covered by insurance) that is more than $100,000 and such judgments or orders remain unsatisfied, undischarged, unvacated, unbonded and unstayed for more than 30 days and are not being contested in good faith by appropriate proceedings;

                    (6) the Company or any Subsidiary pursuant to or within the meaning of any Bankruptcy Law (as hereinafter defined):

                         (A) commences a voluntary case or proceeding;

                         (B) consents to the entry of an order for relief
                    against it in an involuntary case or proceeding;

                         (C) consents to the appointment of a Custodian (as
                    hereinafter defined) of it or for all or substantially all of its property; or involuntary case or proceeding;

                         (D) makes a general assignment for the benefit of its
                    creditors;

                    (7) a court of competent jurisdiction enters an order or
               decree under any Bankruptcy Law that:

                         (A) is for relief against the Company or any Subsidiary
                    in an involuntary case or proceeding;

                         (B) appoints a Custodian of the Company or any
                    Subsidiary or for all or substantially all of the property of any of them; or

                         (C) orders the liquidation of the Company or any
                    Subsidiary; and in each case the order or decree remains unstayed and in effect for 60 days.

     (b) For purposes of this Agreement, the following terms shall have the following meaning:

          (i) The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors.

          (ii) the term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

          (iii) The term "Indebtedness" means (i) any obligation, contingent or otherwise (a) for borrowed money, (b) evidence by a note, debenture or similar instrument (including a purchase money obligation), (c) under-capitalized lease obligations, (d) in respect of letters of credit (including reimbursement obligations with respect thereto) or (e) to pay the deferred purchase price of property or services; (ii) any obligation of others directly or indirectly guaranteed by the Company or any Subsidiaries (including any monetary obligation of a keep-well or similar nature); (iii) any obligation secured by a mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance to which the property or assets of the Company or any Subsidiary are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be the Company's or any Subsidiary's legal liability; (iv) to the extent not otherwise included, obligations under currency swap agreements and interest rate protection agreements or similar agreements; and (v) any and all deferrals, renewals, extensions and supplements to, any liability of the kind described in any of the preceding clauses (i), (ii), (iii) or (iv).

     8.2 Acceleration.

     If an Event of Default (other than an Event of Default specified in Section
8.1 (a) (6) or (7)) occurs the Holder of a Debenture may, by notice to the Company, declare all unpaid principal of and accrued interest to the date of acceleration on the Debentures then outstanding (if not then due and payable) to be due and payable upon any such declaration, and the same shall become and be immediately due and payable. If an Event of Default specified in Section 8.1
(a) (6) or (7) occurs, all unpaid principal of and accrued interest on the Debentures then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of any Debentureholder.

     8.3 Other Remedies.

     (a) If an Event of Default occurs and is continuing, the Holder of a Debenture may pursue any available remedy by proceeding at law or in equity to collect the payment of the principal of or interest on the Debentures or to enforce the performance of any provision of the Debentures or this Agreement or the Security Agreement.

     8.4 A delay or omission by any Debentureholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

     8.5 Rights of Holders to Receive Payment.

     Notwithstanding any other provision of this Agreement or the Security Agreement, the right of any Holder of a Debenture to receive payment of principal of and interest on the Debenture, on or after the respective dates on which such payments are due expressed in the Debenture, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

     8.6 Defaulted Interest.

     If the Company defaults on a payment of interest on a Debenture, it shall pay the defaulted interest in any lawful manner plus any interest payable on the defaulted interest, to the Holder of such Debenture on a subsequent special record date. The Company shall fix such special record date and the payment date. At least 15 days before such special record date the Company shall mail to such Holder a notice that states the record date, the payment date and the amount of interest to be paid, and on or before the payment date the Company shall pay such amount to the record. Holder.

 9. CONDITIONS TO CLOSING.

     9.1 Conditions to Obligations of the Purchaser. Each Purchaser's obligation to purchase the Debentures at the Closing is subject to the fulfillment, at or prior to such Closing, of all of the following conditions:

          (a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date; except as described in or contemplated by the Offering Materials, the business, assets, financial condition and results of operations of the Company shall not have been adversely affected in any material way prior to the Closing Date; and the Company shall have performed all obligations and conditions herein required to be performed by it on or prior to the Closing Date.

          (b) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser.

          (c) Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Debentures pursuant to this Agreement, and the perfection of a first lien on the patent rights of the Company and to Subsidiaries as contemplated herein and in the Indentures shall have been duly obtained and shall be effective on and as of the Closing Date. No stop order or other order enjoining the sale of the Debentures shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Debentures shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.

          (d) Registration Rights Agreement and Security Agreement. The Company shall have entered into the Registration Rights Agreement and the Security Agreement in substantially the forms included in the Offering Materials (Tabs C and D, respectively).

          (e) Legal Opinion. Counsel to the Company shall have provided a legal opinion to the Purchasers dated as of the Closing Date reasonably acceptable to the Placement Agent.

     9.2 Conditions to Obligations of the Company. The Company's obligation to issue and sell the Debentures at the Closing is subject to the fulfillment to the Company's satisfaction, on or prior to the Closing, of the following conditions:

          (a) Representations and Warranties True. The representations and warranties made by each Purchaser in Section 4 and by the Placement Agent in Section 6 hereof shall be true and correct at the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

          (b) Performance of Obligations. Each Purchaser and the Placement Agent shall have performed and compiled with all agreements and conditions herein required to be performed or complied with by them on or before the Closing Date, and each Purchaser shall have delivered payment to the Company in respect of its purchase of Debentures.

          (c) Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Debentures pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing Date. No stop order or other order enjoining the sale of the Debentures shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Debentures shall be legally permitted by all laws and regulations to which each Purchaser and the Company are subject.

10. MISCELLANEOUS.

     10.1 Governing Law. This Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania without regard to principles of conflict of laws.

     10.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

     10.3 Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

     10.4 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     10.5 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchaser and with respect to any amendment or waiver of the provisions of Section 6, the Placement Agent. Any amendment or waiver effected in accordance with this section shall be binding upon each future holder of any Debenture purchased under this Agreement (including Shares into which such Debentures have been converted) and the Company.

     10.6 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery, on the first business day following mailing by overnight courier, or on the fifth day following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company and the Purchaser at the respective addresses included herein.

     10.7 Fees and Expenses. The Company and the Purchasers shall bear their own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby; provided, that in the event that the transactions contemplated hereby close, the Company shall reimburse the Placement Agent in accordance with the provisions of Section 6.4.

     10.8 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     10.9 Counterparts. Subject to Section 1.1(d), this Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

11. CERTAIN DEFINITIONS

     For the purpose of this Agreement, the following terms shall have the meanings specified below:

          (a) "Affiliate" means, with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by, or under direct or indirect common control with, such person or entity, but shall exclude, with respect to the Company, a Holder of a Debenture and any transferee that might be deemed to be an Affiliate of the Company solely by reason of its ownership of Securities purchased by a Holder of a Debenture under this Agreement or Securities issued in exchange for or upon exercise of any such Securities, or by reason of its benefiting from any agreements or covenants of the Company contained in this Agreement. A person or entity shall be deemed to control another person or entity if such person or entity possesses, directly or indirectly, the power to direct or cause the direction of the management and pollicies of such other person or entity, whether through the ownership or voting securities, by contract or otherwise.

          (b) "GAAP" means generally accepted accounting principles in the United States of America as in effect at the time any determination is made or financial statement is required hereunder as promulgated by the American Institute of Certified Public Accountants, the Accounting Principles Board, the Financial Accounting Standards Board or any other body existing from time to time which is authorized to establish or interpret such principles, applied on a consistent basis throughout any applicable period, subject to any clause required by a change in GAAP; provided, however, that if any change in generally accepted accounting principles during the term of this Agreement affects the calculation of any financial covenant contained herein, the parties hereto hereby agree to amend this Agreement to the effect that each such financial covenant is not more or less restrictive than such covenant as in effect on the date hereof.

          (c) "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financial statement under the Uniform Commercial Code of any jurisdiction).

          (d) "Material Adverse Effect" means a material adverse effect on the business, earnings, condition (financial or other), assets, properties, operations or prospects of the Company and its Subsidiaries taken as a whole.

          (e) "Subsidiary" means, with respect to any person or entity any corporation or similar entity, a majority of the voting capital stock or other voting equity of which shall, at the time as of which any determination is made, be owned by such person or entity either directly or through Subsidiaries.

          (f) "Taxes" means, as to any person or entity, any net or gross income taxes, franchise taxes, gross receipts taxes, stamp taxes, value added taxes, sales taxes, use taxes, transfer taxes, net worth taxes, social security wage and/or employment or unemployment taxes, gains taxes, profit taxes, inventory taxes, real and personal property taxes, excise taxes, taxes measured on or imposed by or on capital, levies, imposts, duties, licensing fee, registration fees, withholding taxes, gains taxes, profits taxes, estimate taxes, required deposits and charges of any nature whatsoever relating to any of the foregoing, including without limitation, interest, penalties, fines, additions to tax, assessments and deficiencies related thereto and any liability as a transferee arising under the laws of any Federal, state or local taxing authority."

                                    EXHIBIT I

                           [FORM OF FACE OF DEBENTURE]

Number _________________________                        CUSIP _________________

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE MED-DESIGN CORPORATION ("COMPANY") THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO TEE COMPANY (UPON CONVERSION OR REPURCHASE) OR
(2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. IN CONNECTION WITH ANY TRANSFER PURSUANT TO CLAUSE (2) ABOVE, THE HOLDER HEREOF WILL DELIVER TO THE COMPANY SUCH OPINION OF COUNSEL, CERTIFICATES AND OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                           THE MED-DESIGN CORPORATION

                4% Convertible Collateralized Debenture due 2003

     The Med-Design Corporation, a Delaware corporation (the "Company"), promises to pay to ________________________, or registered assigns, the principal sum of ___________________ Dollars ($_________) on ____________, 2003
and interest as hereinafter provided.

Interest Payment Dates: ___________________, __________________, ____________
and ______________
Record Dates: ___________________, __________________, ____________ and
______________

     This Debenture is convertible at such times and in such manner as hereinafter specified. Additional provisions of this Debenture are set forth on the other side of this Debenture and in the Debenture Purchase Agreement hereinafter referred to.

                           THE MED-DESIGN CORPORATION

Dated:                             By:
                                       ------------------------
                                       Name:
                                       Title:

[SEAL]

Attest:

By:
    ---------------------------------
    Name:
    Title:


This is one of the Debentures referred to in the Debenture Purchase Agreement among the Company, certain purchasers of Debentures (collectively, the "Purchasers") and Pennsylvania Merchant Group dated, 1998 (the "Purchase Agreement"). The terms of this Debenture include the terms of the Purchase Agreement.

                       [FORM OF REVERSE SIDE OF DEBENTURE]

                           The Med-Design Corporation

                4% Convertible Collateralized Debenture due 2003

1. Interest.

     The Company promises to pay interest on the principal amount of this Debenture at the rate per annum shown above. The Company shall pay interest quarterly on _____________, ______________, _________________ and ____________
of each year, commencing ____________, 1998. Interest on the Debenture will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of first issuance of the Debenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment.

     The Company will pay interest on this Debenture (except defaulted interest) on ________________, ___________, and ____________ (each an "Interest Payment
Date") to the person who is the registered Holder of this Debenture at the close of business on the ___________, ____________, ____________ and ___________,
respectively, next preceding the relevant Interest Payment Date. The Holder must surrender this Debenture to the Company to collect payment of principal. The Company will pay principal in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company shall pay interest in such money, or alternatively at its election, the Company may pay interest or a portion thereof in the form of shares of the Company's Common Stock. For purposes of the preceding sentence the value of the Company Common Stock shall be the average of the last reported sale prices thereof for the five trading days immediately preceding the relevant Interest Payment Date. The Company, however, may pay principal and cash interest by check or wire transfer and may mail a cash interest check or certificates for shares of its Common Stock in lieu thereof to the Holder's last registered address on the Company's records.

3. Paying Agent, Registrar and Conversion Agent.

     Initially, the Company will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar or Conversion Agent and shall provide prompt notice of such change to the Holder.

4. Limitation as to Arnount.

     The Debentures are limited to up to $1,500,000 aggregate principal amount.

5. Redemption.

     The Debentures are not redeemable or prepayable at the Company's option, in whole or in part.

6. Repurchase of Debentures at Option of Holder Upon a Change in Control.

     If at any time that Debentures remain outstanding there shall have occurred a Change in Control (as defined in the Purchase Agreement), at the option of the Holder and subject to the terms and conditions of the Purchase Agreement, the Company shall repurchase all or any part specified by the Holder (so long as the principal amount of such part is $1,000 or an integral multiple thereof) of the Debentures held by such Holder on the Repurchase Date (as defined in the Purchase Agreement). The Holder shall have the right to withdraw any Repurchase Notice (as defined in the Purchase Agreement) by delivering a written notice of withdrawal to the Paying Agent in accordance with the terms of the Purchase Agreement.

7. Conversion.

     The Debenture shall be convertible into shares of the Company's
Common Stock (the "Conversion Shares") at the Conversion Price (as defined in the Purchase Agreement) at the election of the Holder or, under certain circumstances, at the election of the Company, in each case, as provided in the Purchase Agreement. The initial Convqrsion Price is $1.25 per share of Common Stock, subject to adjustment under certain circumstances as described in the Purchase Agreement.

8. Security

     The Debentures are secured pursuant to the Security Agreement dated _______________, 1998 among the Company and the Purchasers (the "Security Agreement").

9. Registration Rights.

     The Holders of the Debentures are entitled to the benefits of the Registration Rights Agreement among the Company and the Purchasers dated ________________, 1998, with respect to the registration with the United States Securities and Exchange Commission of the Conversion Shares.

10. Denominations. Transfer. Exchange.

     The Debentures are in registered form without coupons in denominations of $1,000 and integral multiples thereof. A Holder may register the transfer of or exchange Debentures subject to the terms of the Purchase Agreement. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges that may be imposed by law or permitted by the Purchase Agreement.

11. Persons Deemed Owners.

     The registered holder of a Debenture may be treated as the owner of it for all purposes.

12. Unclaimed Money.

     If money for the payment of principal or interest remains unclaimed for two years, the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to money must look to the Company for payment.

13. Defaults and Remedies.

     An Event of Default is defined in the Purchase Agreement and includes, among other events: default for 5 business days in payment of interest on the Debentures; default in payment of principal on the Debentures when due; failure by the Company for 30 days after notice to it to comply with any of its other affirmative or negative covenants contained in the Purchase Agreement or the Debentures; certain events of bankruptcy, insolvency or reorganization of the Company or any of its subsidiaries; and certain defaults on other indebtedness. If an Event of Default (other than as a result of certain events of bankruptcy, insolvency or reorganization) occurs and is continuing, the Holder of a Debenture then outstanding may declare all unpaid principal of and accrued interest to the date of acceleration on such Debenture then outstanding to be due and payable immediately, all as and to the extent provided in the Purchase Agreement. If an Event of Default occurs as a result of certain events of bankruptcy, insolvency or reorganization, all unpaid principal of and accrued interest on the Debentures then outstanding shall become due and payable immediately without any declaration or other act on the part of any Holder, all as and to the extent provided in the Purchase Agreement. The rights of a Holder with respect to the collateral provided for in the Security Agreement shall be determined in accordance with the Security Agreement.

14. Abbreviations and Definitions.

     Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

     All capitalized terms used in this Debenture and not specifically defined herein are defined in the Purchase Agreement and are used herein as so defined.

15. Purchase Agreement to Control.

     In the case of any conflict between the provisions of this Debenture and the Purchase Agreement, the provisions of the Purchase Agreement shall control.

     The Company will furnish to any Holder, upon written request and without charge, a copy of the Purchase Agreement. Requests may be made to:
[                                  ]

                       OPTION OF HOLDER TO ELECT REPURCHASE


If you want to elect to have this Debenture repurchased by the Company pursuant to Section __________ of the Purchase Agreement, check the box:

[ ]

If you want to elect to have only part of this Debenture repurchased by the Company pursuant to Section ____ of the Purchase Agreement, state the amount to be repurchased:

$ _____________

Date: ________________             Your Signature _____________________________
                                                  (Sign exactly as your name
                                                  appears on the other side of
                                                  this Debenture)
Signature Guarantee:

____________________________________

Date: ______________________


                                                     ___________________________
                                                     NOTICE: The signature to
                                                     this assignment must
                                                     correspond with the name as
                                                     written upon the face of
                                                     the within-mentioned
                                                     instrument in every
                                                     particular, without
                                                     alteration or any change
                                                     whatsoever.


Signature Guarantee: _________________________________

TO BE COMPLETED BY PURCHASER EF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Debenture for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is an accredited investor within the meaning of Regulation D under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Regulation D and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Regulation D or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representation in order to claim the exemption from registration provided by Regulation D.

Dated: ____________________       ______________________________________________
                                  NOTICE: To be executed by an executive officer

                                CONVERSION NOTICE

To convert this Debenture into Common Stock of the Company, check the box.

| |

To convert only part of this Debenture, state the amount to be converted:
| |

If you want the stock certificate made out in another person's name, fill in the form below:
| |
(insert other person's social security or tax I.D. number)

(Print or type other person's name,
address and zip code) _________________________________________________________

Date: _________________________________

Your Signature:* _____________________________________________________________

*(Sign exactly as your name appears
on the other side of this Debenture)

*Signature guaranteed by: ________________________________________________

By: ____________________________________________
*The signature must be guaranteed by a bank, a trust company or a member firm of the New York Stock Exchange.

                                 TRANSFER NOTICE

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address including zip code of assignee)

________________________________________________________________________________
the within Debenture and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________________
attorney to transfer such Debenture on the books of the Company with full power of substitution in the premises.

                           THE MED-DESIGN CORPORATION
                        DEBENTURE PURCHASE AGREEMENT AND
                         REGISTRATION RIGHTS AGREEMENT
                                 SIGNATURE PAGE

Please complete two copies of the Signature Page and return both copies to:
Pennsylvania Merchant Group, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attn: Mary E. Bowler.

________________________________                   _____________________________
Purchaser's Name-Please Print                      Nominee Name (if appropriate)

________________________________                   _____________________________
Social Debenture/Tax I.D. Number                   Telephone Number

________________________________                   _____________________________
Address                                            City, State and Zip Code

________________________________                   _____________________________
Signature                                          Date


________________________________________________________________________________


Amount of Debentures To Be Purchased            $ _________________________

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Harris Hackensack, NJ ABA #021202162. For credit to the Account of Med-Design Corporation - Trust Account #2970056354.

AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP

By: _____________________________             Date: ___________________________
    Mary E. Bowler
    Vice President - Administration

By: _____________________________             Date: ___________________________


                                       29